Exhibit 99.1

This Presentation has been prepared by the Company solely for informational purposes . The information included herein in this presentation has not been independently verified . No representations, warranties or undertakings, express or implied, are made by the Company or any of it’ s affiliates, advisers or representatives or the underwriters as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation . By viewing or accessing the information contained in this presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the underwriters accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this presentation or otherwise arising in connection with the presentation . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . None of the Company or any of its affiliates, advisers or representatives or the underwriters make any undertaking to update any such information subsequent to the date hereof . This presentation should not be construed as legal, tax, investment or other advice . This presentation contains statements that reflect the Company’s intent, beliefs or current expectations about the future . These statements can be recognized by the use of words such as “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning . These forward - looking statements are not guarantees of future performance and are based on a number of assumptions about the Company’s operations and other factors, many of which are beyond the Company’s control, and accordingly, actual results may differ materially from these forward - looking statements . Caution should be taken with respect to such statements, and you should not place undue reliance on any such forward looking statements . The Company or any of its affiliates, advisers or representatives or the underwriters has no obligation and does not undertake to revise forward looking statements to reflect newly available information, future events or circumstances . This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else . No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment whatsoever . Specifically, these materials do not constitute a “prospectus” within the meaning of the U . S . Securities Act of 1933 , as amended, and the regulations enacted thereunder . This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company . In evaluating its business, the Company uses certain non - GAAP measures as supplemental measures to review and assess its operating and financial performance . These non - GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating and financial performances, investors should not consider them in isolation, or as a substitute for any consolidated statement of operations data prepared in accordance with U . S . GAAP . 2 Disclaimer

Health In Tech is Changing Healthcare through Digital Innovation 3

Who we are: An insurance exchange platform revolutionizing the self - funded health care market. Our proprietary platform streamlines complex underwriting, enhances transparency, and empowers every participant in healthcare ecosystem. What we do: We connect brokers, employers, and TPAs on a single intelligent platform to deliver affordable, fully customized self - funded plans. Powered by AI - driven underwriting, rapid quoting technology, national provider networks, and tailored plan design tools, we enable clients to offer cost - effective, transparent, and scalable healthcare solutions in just minutes. Transforming healthcare Benefits Through Technology Complete wellness 4

HIT By The Numbers $9.3M Q2’25 Revenue $1.6M Q2’25 Adjusted EBITDA 24,839 Enrolled Employees 41 States 942 Business Clients As of Q2, 2025 +86% YoY 1H 2025 revenue ($17.3M) reached 89% of FY 2024 total ($19.5M) +134% YoY 1H 2025 Adjusted EBITDA ($2.8M) exceeds FY 2024 total ($2.3M) 778 Brokers, Third - party Administrator (“TPAs”) and Additional Third - party Agencies 5

U.S. Healthcare Industry 1 $1.7T $4.9T $6.6T U.S Health Insurance 2 . 1. 2. https://www.cms.gov/data - research/statistics - trends - and - reports/national - health - expenditure - data/historical https:// www.statista.com/outlook/fmo/insurances/non - life - insurances/health - insurance/united - states A $6.6 Trillion Market Primed for Disruption Total Addressable Market 6 The Market is Unimaginably Large

45.9% of private sector employees 43.5% of total GDP 99.9% of all U.S. firms (as of 2024) 34.8 million Total Employees (as of 2024) 59 million GDP Contribution (in 2024) $ 12.7 trillion All figures refer to small businesses Number 59 Million People are Employed by Small Businesses Contributing 43.5% of GDP 7 1. 2. https://advocacy.sba.gov/2024/07/23/frequently - asked - questions - about - small - business - 2024/ https://www.statista.com/statistics/188105/annual - gdp - of - the - united - states - since - 1990/ . Note: About 82% of small businesses have no employees and are not part of the employer - based market.

LIMITED ACCESS LACK OF TRANSPARENCY COMPLEX PROCESS Today’s Healthcare Market Challenges for Small Business are Trends for Innovation 8

Self - Funded Health Plans + Stop - Loss Coverage Affordable options tailored to the unique needs of small and mid - sized employers. Low cost +Great Value Empowering brokers and clients to access high - value solutions without compromise. ACCESSIBILITY Making Smarter Healthcare Accessible to All Business 9

Fast and user - friendly quoting platform. About 2 mins bindable proposal presented that has 12 plans with 4 tier rates. Design your own health plans and use them in seconds. EFFICIENCY Transforming Complexity into Simplicity 10

Always on with 24/7 transparency. Access to extensive data. Seamless transaction and update from all participants. TRANSPARANCY Full Visibility Total Control 11

Brokers TPAs SMEs MGUs Carriers Brokers Patients Carriers Providers Providers TPAs SME/Patients 04 03 02 01 Underwriting & Risk Assessment Claims & Payment Management Provider Network Integration 1 1. Managing general underwriter 12 Our AI Powered Platform: Faster, Smarter, Simpler Plan Design & Customization

Artificial Intelligence is reshaping healthcare by improving access, lowering costs, streamlining operations, and enabling more personalized, patient - centric care. It also helps address workforce shortages through intelligent automation . At HIT, we leverage AI across our platform to: • Accelerate processes and reduce administrative burdens • Enhance transparency and real - time reporting • Support smarter decision - making for providers and payers • Deliver measurable savings and cost efficiency • Empower more personalized and scalable care models AI - Powered Transformation In Healthcare 13 self - funded benefits plan Reference - based Pricing Group Insurance Captives Community Health Plans Association Health Programs SMR works with brokers, third - party administrators (TPAs), and healthcare vendors to create customized health plans tailored to each small employer’s needs. These plans may include community health plans, reference - based pricing models, group insurance captives, and other cost - containment strategies. This is the foundation of the coverage. Tailored Coverage Starts with SMR: Intelligent Plan Design for Small Employers 14

Proprietary eDIYBS: Power on Efficiency



Typical Quoting Procedure
12 days
1.Brokers gather health application
2.Brokers create insurance package
3.Underwriters produce manual quotes
4. Nurse reviews health applications
5. Underwriters finalize quote proposal
6. Brokers present bindable proposal
~2 Minutes
12
Plans
4
Tiers
Bindable Proposal Presented
eDIYBS
Do It Yourself Benefit Systems

AI Backed Technology and Process Simplification

15

HI Performance Network offers Medicare - based reimbursement pricing, with direct Medicare contracts across: 50 States 8,887 Hospitals* 1,420,595 Provider Locations All numbers above are valued as of June 30, 2025. Hospital number includes multiple locations 16 HI Performance National Network Powers Affordable, Comprehensive Coverage

Revenue Composition Revenues from underwriting modelling Revenues from Program Fee as % of premiums received as the carrier Key Growth Driver The number of enrolled employees from employers purchased healthcare plan with stoploss medical insurance A flat fee per employee per month (PEPM) Revenue Composition and Key Growth Driver 17

Financial Overview 18

$0.4 $0.8 $0.6 $1.5 Q2'24 Q2'25 1H'24 1H'25 Total Revenues ($ in millions) Income before Income Tax ($ in millions) Financial Highlights: Q2 2025 & 1H 2025 2.6x YoY (156%) 2.1x YoY (108%) 1.9x YoY (86%) 1.7x YoY (71%) 19 $5.0 $9.3 $10.1 $17.3 Q2'24 Q2'25 1H'24 1H'25

For Six Months Ended June 30, For Three Months Ended June 30, 2025 2024 2025 2024 $1,129,223 $438,543 $ 630,631 $ 338,007 Net income (193,564) 274,349 (108,198) 133,661 Interest (income) expenses 271,966 269,574 135,983 134,787 Depreciation and amortization 388,468 154,466 202,637 63,268 Income tax expense 1,201,134 - 707,963 - Stock - based compensation expense 1,668,004 698,389 938,385 331,716 Total net adjustments $2,797,227 $1,136,932 $1,569,016 $ 669,723 Adjusted EBITDA $0.7 $1.6 $1.1 $2.8 Q2'24 Q2'25 1H'24 1H'25 Adjusted EBITDA ($ in millions) % of Revenue 13% 17% Adjusted EBITDA: Q2 2025 & 1H 2025 20 11% 16%

$2.2 $8.1 June'24 June'25 $1.5 $1.3 June'24 June'25 Accounts Receivable, net ($ in millions) Sufficient cash reserves Cash And Cash Equivalents ($ in millions) Cash & Accounts Receivable: June 2025 21

• “Broker” or “insurance broker” is an intermediary who sells, solicits or negotiates insurance policies on behalf of a client for compensation. A broker typically acts on behalf of a client by negotiating with multiple insurers • “Carrier” refers to an insurance company or insurer that provides stop loss insurance. • “eDIYBS” refers to our Enhanced Do It Yourself Benefits System. Licensed brokers log in to this online platform to select vendors, networks, and stop loss insurance programs. The broker can design and sell the self - funded benefits plan to small employers • “MGU” refers to Managing General Underwriter and is an entity that performs underwriting and administrative functions on behalf of an insurance company. International Captive Exchange, LLC, a wholly - owned subsidiary of the Company (“ICE”) is an MGU. ICE is granted the authority by insurance carriers to underwrite policies, meaning ICE can assess risks, set premiums, and determine coverage terms within the guidelines provided by the carrier. • “Self - funded benefits plan” or “self - insured group health plan” is an insurance plan in which the employer assumes the financial risk for providing health care benefits to its employees. In practical terms, self - insured employers pay for each out - of - pocket claim as they are incurred instead of paying a fixed premium to an insurance carrier, which is known as a fully - insured plan. Typically, a self - insured employer will set up a special trust fund to earmark money (corporate and employee contributions) to pay incurred claims. • “Stop - loss insurance” (also known as excess insurance) is a product that provides protection for self - funded employers by serving as a reimbursement mechanism for catastrophic claims exceeding pre - determined levels. • “Third - party administrator (TPA)” is a company that manages claims and administrative tasks for an employer’s self - funded employee benefits plan. TPAs are often the primary point of contact for employees. Certain Terms and Definitions 22